Prepaid Expenses and Other Assets, Net	6 Months Ended
Sep. 30, 2024
Prepaid Expenses and Other Assets, Net [Abstract]
PREPAID EXPENSES AND OTHER ASSETS, NET

NOTE 6 – PREPAID EXPENSES AND OTHER ASSETS, NET

Prepaid expenses and other assets, net consisted of the following:

	September 30, 2024	March 31, 2024
Deposits (1)	$1,349,655	$1,470,367
Other receivables (2)	2,451,143	3,309,998
Advance to suppliers (3)	10,235,510	97,635
Prepaid expenses and others (4)	2,703,244	2,714,930
Allowance for credit losses	(15,707)	(728,554)
Subtotal	16,723,845	6,864,376
Less: prepaid expenses and other current assets, net	(12,595,794)	(2,748,682)
Long-term prepaid expenses and other non-current assets, net	$4,128,051	$4,115,694

(1)	Deposits primarily include security deposits paid to landlords for the Company’s retail stores and distribution centers as well as security deposits paid to the Company’s suppliers and to third-party platform operators for the operations of online stores.

(2)

Other receivables as of September 30, 2024 and March 31, 2024 included $nil and $710,236 due from a construction company, which is a refund of the design and construction service fee the Company prepaid for the construction of its new distribution center. Since the construction company failed to obtain relevant construction permits and delayed the construction, the service agreement was terminated and the Company requested a refund of prepaid contract amount. In November 2020, the Company filed a legal case against the construction company claiming the refund of the contract prepayment. Although the Company was confident in winning the legal case, the Company fully provided an allowance for credit loss for the receivable from this construction company as of March 31, 2024. During the six months ended September 30 2024, the legal case was concluded by the court and the Company won the case. Based on the judgment of the court, the construction company was required to refund the full prepaid contract amount to the Company. However, the construction company has gone bankrupt and was unable to make the refund. As a result, the Company wrote off the receivable against the allowance as of September 30, 2024.

Other receivables as of September 30, 2024 and March 31, 2024 included approximately $1.6 million and $1.8 million due from a third-party warehouse and logistics service provider (the “Service Provider”). The Company engaged the Service Provider for warehouse and logistics services previously; however, due to the tax examination mentioned in Note 5, the Service Provider failed to provide relevant export documents for consumption tax examination, which caused the additional consumption tax to be paid to the tax authority by the Company. As a result, the Company terminated its warehouse and logistics services in October 2022, and entered into an agreement with the Service Provider, pursuant to which, the unutilized service fees will be repaid by the Service Provider over two years from the date of the agreement. As of September 30, 2024 and March 31, 2024, the Company provided an allowance for credit loss of $15,568 and $17,723 for the receivable from the Service Provider according to the Company’s accounting policy based on its best estimates.

(3)	Advances to suppliers consist of mainly payments to suppliers for products that have not been received.

(4)	Prepaid expenses and others as of September 30, 2024 and March 31, 2024, included prepaid expenses amounting to approximately $1.9 million (approximately ¥279.3 million) and $1.8 million (approximately ¥279.3 million), which is related to the development of a mobile application where customers could purchase products from the Company’s online shops.